SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2006

Castleguard Energy, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-5525

Florida (State or other jurisdiction of of incorporation or organization)	75-2789691 (I.R.S. Employer Identification No.)

17768 Preston Road, Dallas, TX (Address of principal executive offices)	75252 (Zip Code)
(214) 647-2110
(Registrant's telephone number, including area code)

Section 8 - Other Events

Item 8.01 Other Events

Castleguard Energy, Inc., announced today that it has engaged Petro Capital Securities LLC, a Dallas-based oil and gas focused merchant bank, as financial advisor to assist in exploring various alternatives to maximize shareholder value.

Castleguard is considering a wide range of options including, but not limited to, a merger or the acquisition of significant oil and gas assets.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2006	CASTLEGUARD ENERGY /s/ Harvey Jury
Harvey Jury, President and Chief Executive Officer